AMENDMENT NO. 1 TO CONSULTING AGREEMENT


This First Amendment to the Independent Consultant Agreement is entered into by hand and between Insynq, Inc. ("Insynq") and CFB Associates, Inc. ("Consultant") on November 1st, 2001.


                                 R E C I T A L S

         WHEREAS, Insynq and Consultant entered into the Independent Consultant Agreement ("Agreement") on October 31, 2000; and

         WHEREAS, the Agreement was for a term of eight months ending July 31, 2001; and

         WHEREAS, Insynq and Consultant desire to amend the Agreement;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the sufficiency of which Insynq and Consultant acknowledge, Insynq and Consultant agree as follows:


1.       The term of the Agreement shall be extended to November 30, 2002.

2.       Agreement may be terminated upon 30 (thirty) day written notice.



      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Independent Consultant Agreement to be executed on the day first above written.

      INSYNQ, INC.                                   CONSULTANT



      By:/s/ John P. Gorst                           By:/s/ Charles F. Benton
      John P. Gorst, Chief Executive Officer         Charles F. Benton
                                                     CFB Associates, Inc.